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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 6, 2002



                              CALICO COMMERCE, INC.
                   of registrant as specified in its charter)


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
           DELAWARE                            0-27431                    77-0373344
(State or other jurisdiction of       (Commission File Number)         (I.R.S. Employer)
incorporation or organization)                                        Identification No.)
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                      333 WEST SAN CARLOS STREET, SUITE 300
                           SAN JOSE, CALIFORNIA 95110
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (408) 975-7400


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On February 6, 2002, Registrant completed a sale of substantially all of its intellectual property and operating assets to PeopleSoft, Inc. for approximately $5,000,000 in cash. As a result of the sale, Registrant will cease selling its products and PeopleSoft, Inc. will provide support for Registrant's configuration applications and will collect accounts receivable due to Registrant.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements.

         Not applicable.

(b)      Pro Forma Financial Information.

         Not applicable.

(c)      Exhibits.

         The following exhibit is filed herewith:

         99.1 Asset Purchase Agreement between PeopleSoft, Inc., and the Registrant, dated December 12, 2001, incorporated herein by reference to Exhibit
2.6 to the Company's Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission effective February 19, 2002 (File No. 000-27431)


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 21, 2002                    CALICO COMMERCE, INC.



                                              /s/ Leslie E. Wright
                                             --------------------------------
                                             Leslie E. Wright
                                             Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.              Description
-----------              -----------

    99.1 Asset Purchase Agreement between PeopleSoft, Inc., and the Registrant, dated December 12, 2001, incorporated herein by reference to Exhibit 2.6 to the Company's Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission effective February 19, 2002 (File No. 000-27431)


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